HIGHLAND FUNDS I

NexPoint Merger Arbitrage Fund

(the “Fund”)

Supplement dated May 4, 2022, to the Fund’s Summary Prospectus dated October 31, 2021, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective May 5, 2022, Eric Fritz will no longer serve as the portfolio manager of the Fund. Effective May 5, 2022, Scott Johnson has been added as portfolio manager of the Fund. The Fund will continue to be managed pursuant to the investment objective and strategies as described in the Fund’s Prospectus without change. Accordingly, the Fund’s Summary Prospectus is hereby amended and supplemented as follows:

1.	All references to Mr. Fritz contained in the Fund’s Summary Prospectus are hereby deleted.

2.	The sub-section entitled “Portfolio Management” on page 8 of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	7 years[1]	President and Co-Founder
Bradford Heiss	3 years	Managing Director
Scott Johnson	Less than 1 year	Managing Director

[1]	Includes experience in managing the Predecessor Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

HFI-SUMM-MAF-0522